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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 23, 1997




                         Commission File Number 1-12786

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                              AMERICAN PAGING, INC.


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             (Exact name of registrant as specified in its charter)


           Delaware                                   36-3109408
          ----------                                 ------------
   (State or other jurisdiction of     (I.R.S. Employer Identification No.)
    incorporation or organization)


  1300 Godward Street Northeast, Suite 3100, Minneapolis, Minnesota 55413-1767
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (612) 623-3100



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.


On December 23, 1997, American Paging, Inc. (the "Company") issued a news release announcing that it has received an offer from its parent company, Telephone and Data Systems ("TDS"), to acquire all of the issued and outstanding stock of the Company. The offer by TDS is being made in connection with a definitive asset contribution agreement which TDS has entered into with TSR Paging, Inc.

This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such information as an exhibit.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            American Paging, Inc.
                                            (Registrant)


Date: December 24, 1997                     By: /s/ TERRENCE T. SULLIVAN
                                            Terrence T. Sullivan
                                            President
                                            (Chief Executive Officer)


Date: December 24, 1997                     By: /s/ DENNIS M. BESTE
                                            Dennis M. Beste
                                            Vice President-Finance and Treasurer
                                            (Chief Financial Officer)


Date: December 24, 1997                     By: /s/ MICHELLE M. HAUPT
                                            Michelle M. Haupt
                                            Controller
                                            (Principal Accounting Officer)









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



                                  EXHIBIT INDEX


        Exhibit Number            Description of Exhibit
        --------------            ----------------------
              99                  News Release dated December 23, 1997






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